UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ⌧

Filed by a Party other than the Registrant ◻

Check the appropriate box:

◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

Hut 8 Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
⌧	No fee required.
◻	Fee paid previously with preliminary materials.
◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! HUT 8 CORP. 1101 BRICKELL AVE., SUITE 1500 MIAMI, FL 33131 HUT 8 CORP. 2025 Annual Meeting Vote by June 17, 2025 11:59 PM ET You invested in HUT 8 CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 18, 2025. Vote Virtually at the Meeting* June 18, 2025 10:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/HUT2025 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V74626-P32094 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 4, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V74627-P32094 1. To elect eight directors to serve until our 2026 Annual Meeting of Stockholders. Nominees: 1a. Joseph Flinn For 1b. Asher Genoot For 1c. Michael Ho For 1d. E. Stanley O’Neal For 1e. Carl J. (Rick) Rickertsen For 1f. Mayo A. Shattuck III For 1g. William Tai For 1h. Amy Wilkinson For 2. To approve, on an advisory basis, the compensation of our named executive officers. For 3. To vote, on an advisory basis, on the frequency of future advisory votes on the compensation of our named executive officers. 1 Year 4. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. For 5. To approve an amendment to the Hut 8 Corp. 2023 Omnibus Incentive Plan. For NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.